INVESCO LIMITED MATURITY TREASURY FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2010
FILE NUMBER:         811-05686
SERIES NO.:          2

72DD.                         1 Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                $    67
                              2 Dividends for a second class of open-end company shares (000's Omitted)
                                Class A2               $   107
                                Class Y                $    26
                                Institutional Class    $    73

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                              1 Dividends from net investment income
                                Class A                 0.0087
                              2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class A2                0.0140
                                Class Y                 0.0218
                                Institutional Class     0.0272

74U.                          1 Number of shares outstanding (000's Omitted)
                                Class A                  7,463
                              2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class A2                 7,208
                                Class Y                  1,393
                                Institutional Class      2,749

74V.                          1 Net asset value per share (to nearest cent)
                                Class A                $ 10.57
                              2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class A2               $ 10.57
                                Class Y                $ 10.57
                                Institutional Class    $ 10.58

INVESCO US GOVERNMENT FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2010
FILE NUMBER:         811-05686
SERIES NO.:          4

72DD.                         1 Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                $  4,859
                              2 Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                $    746
                                Class C                $    759
                                Class R                $    204
                                Class Y                $     91
                                Investor Class         $  1,397
                                Institutional Class    $    261

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                              1 Dividends from net investment income
                                Class A                  0.1300
                              2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                  0.1000
                                Class C                  0.1000
                                Class R                  0.1200
                                Class Y                  0.1400
                                Investor Class           0.1600
                                Institutional Class      0.1300

74U.                          1 Number of shares outstanding (000's Omitted)
                                Class A                  37,402
                              2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                   6,843
                                Class C                   7,525
                                Class R                   1,682
                                Class Y                     721
                                Investor Class           13,105
                                Institutional Class       1,707

74V.                          1 Net asset value per share (to nearest cent)
                                Class A                $   9.26
                              2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                $   9.29
                                Class C                $   9.25
                                Class R                $   9.27
                                Class Y                $   9.27
                                Investor Class         $   9.27
                                Institutional Class    $   9.27

INVESCO INCOME FUND                                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2010
FILE NUMBER:         811-05686
SERIES NO.:          5

72DD.                         1 Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                $  4,977
                              2 Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                $    446
                                Class C                $    393
                                Class R                $     95
                                Class Y                $     55
                                Investor Class         $  1,393
                                Institutional Class    $    314

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                              1 Dividends from net investment income
                                Class A                  0.1181
                              2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                  0.0997
                                Class C                  0.0994
                                Class R                  0.1117
                                Class Y                  0.1241
                                Investor Class           0.1185
                                Institutional Class      0.1310

74U.                          1 Number of shares outstanding (000's Omitted)
                                Class A                  42,803
                              2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                   4,275
                                Class C                   4,317
                                Class R                     909
                                Class Y                     550
                                Investor Class           12,011
                                Institutional Class       2,391

74V.                          1 Net asset value per share (to nearest cent)
                                Class A                $   5.12
                              2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                $   5.13
                                Class C                $   5.11
                                Class R                $   5.11
                                Class Y                $   5.13
                                Investor Class         $   5.13
                                Institutional Class    $   5.13

INVESCO MONEY MARKET FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2010
FILE NUMBER:         811-05686
SERIES NO.:          6

72DD.                         1 Total income dividends for which record date passed during the period. (000's Omitted)
                                Invesco Cash Reserve   $     84
                              2 Dividends for a second class of open-end company shares (000's Omitted)
                                Class A5               $     36
                                Class B                $     11
                                Class B5               $      6
                                Class C                $     12
                                Class C5               $      3
                                Class R                $      6
                                Class Y                $      2
                                Investor Class         $     30

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                              1 Dividends from net investment income
                                Invesco Cash Reserve     0.0001
                              2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class A5                 0.0001
                                Class B                  0.0001
                                Class B5                 0.0001
                                Class C                  0.0001
                                Class C5                 0.0001
                                Class R                  0.0001
                                Class Y                  0.0001
                                Investor Class           0.0001

74U.                          1 Number of shares outstanding (000's Omitted)
                                Invesco Cash Reserve    647,704
                              2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class A5                409,439
                                Class B                  85,037
                                Class B5                 62,915
                                Class C                  84,482
                                Class C5                 34,626
                                Class R                  44,391
                                Class Y                  14,403
                                Investor Class          223,348

74V.                          1 Net asset value per share (to nearest cent)
                                Invesco Cash Reserve   $   1.00
                              2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class A5               $   1.00
                                Class B                $   1.00
                                Class B5               $   1.00
                                Class C                $   1.00
                                Class C5               $   1.00
                                Class R                $   1.00
                                Class Y                $   1.00
                                Investor Class         $   1.00

INVESCO MUNICIPAL BOND FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2010
FILE NUMBER:         811-05686
SERIES NO.:          7

72DD.                         1 Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                $  8,453
                              2 Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                $    234
                                Class C                $    887
                                Class Y                $    330
                                Investor Class         $  3,011

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                              1 Dividends from net investment income
                                Class A                  0.1790
                              2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                  0.1494
                                Class C                  0.1491
                                Class Y                  0.1890
                                Investor Class           0.1824

74U.                          1 Number of shares outstanding (000's Omitted)
                                Class A                  42,930
                              2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                   1,452
                                Class C                   6,421
                                Class Y                   2,170
                                Investor Class           16,637

74V.                          1 Net asset value per share (to nearest cent)
                                Class A                $   8.11
                              2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                $   8.13
                                Class C                $   8.11
                                Class Y                $   8.11
                                Investor Class         $   8.11

INVESCO HIGH YIELD FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2010
FILE NUMBER:         811-05686
SERIES NO.:          8

72DD.                         1 Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                $ 18,859
                              2 Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                $  1,377
                                Class C                $  2,215
                                Class Y                $    609
                                Investor Class         $  4,798
                                Institutional Class    $  5,580

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                              1 Dividends from net investment income
                                Class A                  0.1576
                              2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                  0.1428
                                Class C                  0.1422
                                Class Y                  0.1632
                                Investor Class           0.1579
                                Institutional Class      0.1647

74U.                          1 Number of shares outstanding (000's Omitted)
                                Class A                 121,609
                              2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                   9,086
                                Class C                  16,009
                                Class Y                   3,934
                                Investor Class           30,454
                                Institutional Class      31,326

74V.                          1 Net asset value per share (to nearest cent)
                                Class A                $   4.13
                              2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                $   4.14
                                Class C                $   4.12
                                Class Y                $   4.14
                                Investor Class         $   4.13
                                Institutional Class    $   4.12

INVESCO CORE BOND FUND                                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2010
FILE NUMBER:         811-05686
SERIES NO.:          9

72DD.                         1 Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                $  1,916
                              2 Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                $    366
                                Class C                $    415
                                Class R                $     41
                                Class Y                $     20
                                Institutional Class    $  4,539

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                              1 Dividends from net investment income
                                Class A                  0.1922
                              2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                  0.1592
                                Class C                  0.1592
                                Class R                  0.1813
                                Class Y                  0.2034
                                Institutional Class      0.2050

74U.                          1 Number of shares outstanding (000's Omitted)
                                Class A                  13,127
                              2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                   2,428
                                Class C                   2,989
                                Class R                     240
                                Class Y                     106
                                Institutional Class      20,882

74V.                          1 Net asset value per share (to nearest cent)
                                Class A                $   9.17
                              2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                $   9.17
                                Class C                $   9.17
                                Class R                $   9.16
                                Class Y                $   9.17
                                Institutional Class    $   9.17

INVESCO SHORT TERM BOND FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2010
FILE NUMBER:         811-05686
SERIES NO.:          10

72DD.                         1 Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                $  1,040
                              2 Dividends for a second class of open-end company shares (000's Omitted)
                                Class C                $  1,377
                                Class R                $     26
                                Class Y                $    136
                                Institutional Class    $    717

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                              1 Dividends from net investment income
                                Class A                  0.1052
                              2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class C                  0.0944
                                Class R                  0.0944
                                Class Y                  0.1160
                                Institutional Class      0.1160

74U.                          1 Number of shares outstanding (000's Omitted)
                                Class A                  12,550
                              2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class C                  22,513
                                Class R                     359
                                Class Y                   1,781
                                Institutional Class       6,421

74V.                          1 Net asset value per share (to nearest cent)
                                Class A                $   8.72
                              2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class C                $   8.71
                                Class R                $   8.73
                                Class Y                $   8.72
                                Institutional Class    $   8.72

INVESCO REAL ESTATE FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:       8/31/2010
FILE NUMBER:             811-05686
SERIES NO.:              11

72DD.                         1 Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                $  8,490
                              2 Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                $    293
                                Class C                $    581
                                Class R                $    777
                                Class Y                $    394
                                Investor Class         $    460
                                Institutional Class    $  3,360

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                              1 Dividends from net investment income
                                Class A                  0.1881
                              2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                  0.1201
                                Class C                  0.1198
                                Class R                  0.1653
                                Class Y                  0.2109
                                Investor Class           0.1878
                                Institutional Class      0.2300

74U.                          1 Number of shares outstanding (000's Omitted)
                                Class A                  46,314
                              2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                    2144
                                Class C                   5,082
                                Class R                   5,160
                                Class Y                   2,416
                                Investor Class            2,584
                                Institutional Class      16,127

74V.                          1 Net asset value per share (to nearest cent)
                                Class A                $  19.56
                              2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                $  19.63
                                Class C                $  19.57
                                Class R                $  19.57
                                Class Y                $  19.57
                                Investor Class         $  19.54
                                Institutional Class    $  19.57

INVESCO GLOBAL REAL ESTATE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2010
FILE NUMBER:         811-05686
SERIES NO.:          12

72DD.                         1 Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                $  1,555
                              2 Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                $     42
                                Class C                $    114
                                Class R                $     53
                                Class Y                $  1,023
                                Institutional Class    $  1,749

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                              1 Dividends from net investment income
                                Class A                  0.0600
                              2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                  0.0260
                                Class C                  0.0260
                                Class R                  0.0490
                                Class Y                  0.0710
                                Institutional Class      0.0830

74U.                          1 Number of shares outstanding (000's Omitted)
                                Class A                  25,366
                              2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                   1,486
                                Class C                   4,107
                                Class R                   1,064
                                Class Y                  14,447
                                Institutional Class      21,975

74V.                          1 Net asset value per share (to nearest cent)
                                Class A                $   9.52
                              2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                $   9.50
                                Class C                $   9.50
                                Class R                $   9.51
                                Class Y                $   9.53
                                Institutional Class    $   9.51

INVESCO DYNAMICS FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:     8/31/2010
FILE NUMBER:           811-05686
SERIES NO.:            13

74U.                          1 Number of shares outstanding (000's Omitted)
                                Class A                   6,410
                              2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                     780
                                Class C                     969
                                Class R                     139
                                Class Y                     557
                                Investor Class           36,795
                                Institutional Class       4,891

74V.                          1 Net asset value per share (to nearest cent)
                                Class A                $  17.30
                              2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                $  16.24
                                Class C                $  15.93
                                Class R                $  17.09
                                Class Y                $  17.38
                                Investor Class         $  17.30
                                Institutional Class    $  18.05